                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       DUALSTAR TECHNOLOGIES CORPORATION
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    -------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

    -------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    -------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

    -------------------------------------------------------------------

    5) Total fee paid:

    -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

     ---------------------------------------

    2) Form, Schedule or Registration Statement No.:

     ---------------------------------------

    3) Filing Party:

     ---------------------------------------

    4) Date Filed:

     ---------------------------------------

                       DUALSTAR TECHNOLOGIES CORPORATION
                               11-30 47th Avenue
                        Long Island City, New York 11101





                                            October 16, 1997





To the Holders of Common Stock:

The annual meeting of shareholders will be held at 11:00 a.m. (New York time) at the facilities of Centrifugal/Mechanical Associates, Inc., 141 47th Street, Brooklyn, New York, on Wednesday, November 12, 1997. A formal Notice of the Annual Meeting and Proxy Statement are attached hereto.

Shareholders are urged to attend the meeting but may vote by proxy in lieu thereof. Accordingly, whether or not you plan to attend the meeting, please complete, sign and date the accompanying proxy and return it in the enclosed envelope.

Prompt return of your voted proxy will reduce the cost of further mailings and contacts. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

I look forward to greeting as many of you as possible at the meeting.


                                            Gregory Cuneo
                                            President and Chief
                                            Executive Officer

                       DUALSTAR TECHNOLOGIES CORPORATION
                               11-30 47th Avenue
                        Long Island City, New York 11101


                            Notice of Annual Meeting




                                            October 16, 1997





To the Holders of Common Stock:

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of DualStar Technologies Corporation will be held at the facilities of Centrifugal/Mechanical Associates, Inc., 141 47th Street, Brooklyn, New York, on Wednesday, November 12, 1997 at 11:00 a.m. (New York time), for the following purposes:

         1)       To elect directors for the ensuing year;

         2) To ratify the appointment of Grant Thornton LLP as independent certified public accountants for the 1998 fiscal year; and

         3) To take action upon any other matters that may properly come before the meeting.

Only shareholders of record at the close of business on September 19, 1997 are entitled to notice of and to vote at the meeting or any adjournments thereof.


                                            By Order of the Board of Directors,


                                            Stephen J. Yager
                                            Secretary

                                PROXY STATEMENT


The enclosed proxy is being solicited by the Board of Directors of DualStar Technologies Corporation ("Corporation") for use in connection with the 1997 annual meeting of shareholders to be held on November 12, 1997. This proxy statement and enclosed proxy are first being sent to the shareholders on or about October 16, 1997. The mailing address of the principal executive office of the Corporation is 11-30 47th Avenue, Long Island City, New York 11101. The cost of preparing, printing and mailing the notice of meeting, proxy statement, proxy and annual report will be borne by the Corporation. Proxy solicitation other than by use of the mail may be made by regular employees of the Corporation by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees and fiduciaries are being requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and may be reimbursed for their reasonable out-of-pocket expenses incurred in that connection. Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is voted. To revoke a proxy, the shareholder must file with the Secretary of the Corporation either a written revocation or a duly executed proxy bearing a later date, or must vote in person at the meeting.

The record of shareholders entitled to notice of, and to vote at, the annual meeting was taken at the close of business on September 19, 1997. At that date, the Corporation had outstanding 9,000,000 shares of Common Stock ($.01 par value) ("Common Stock"). Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

The proxies given pursuant to this solicitation will be voted at the meeting or any adjournment thereof. Abstentions and broker non-votes are voted neither "for" nor "against," and have no effect on the vote, but are counted in the determination of a quorum.

                             ELECTION OF DIRECTORS


Seven (7) directors are to be elected by a plurality of the votes cast at the annual meeting of shareholders by holders of shares entitled to vote. Such directors shall hold office until the next annual meeting of shareholders or until their successors are duly elected and qualify. The Board of Directors proposes the following nominees, all of whom are now directors of the Corporation, and recommends a vote in favor thereof:


                               Principal Occupation and Business                    Director
Name and Age                     Experience for Past Five Years                       Since
------------                     ------------------------------                       -----
Elven M. Tangel           Chairman of the Board of the Corporation (since           August 1994
                          August 1994); President and Director of Centrifugal
     71                   Service, Inc., a mechanical service firm acquired by
                          the Corporation in August 1994 (since September
                          1992); President (from October 1964 until August
                          1995) and Director (since October 1964) of
                          Centrifugal Associates, Inc., a mechanical
                          contracting firm acquired by the Corporation in
                          August 1994; Director (since August 1995) of
                          Mechanical Associates, Inc., a mechanical
                          contracting firm acquired by the Corporation in
                          August 1994; Professor, State University of New York
                          at Farmingdale (1979-1994).

Gregory Cuneo             President and Chief Executive Officer of the              August 1994
                          Corporation (since August 1994); Treasurer (since
     38                   July 1995), President (from April 1989 until July
                          1995) and Director (since March 1989) of Mechanical
                          Associates, Inc.; Director of Centrifugal
                          Associates, Inc. (since September 1995); Director of
                          Centrifugal Service, Inc. (since September 1995).

Stephen J. Yager          Executive Vice President and Secretary (since August      August 1994
                          1994), and Chief Financial Officer (from August 1994
     45                   until November 1996), of the Corporation; President
                          (since August 1995), Chief Executive Officer (from
                          July 1994 until August 1995) and Director (since
                          September 1995) of Centrifugal Associates, Inc.;
                          Chief Executive Officer (from September 1992 until
                          August 1995) and Director (since September 1995) of
                          Centrifugal Service, Inc.; Director of Mechanical
                          Associates, Inc. (since September 1995).


                                      -2-



                               Principal Occupation and Business                    Director
Name and Age                     Experience for Past Five Years                       Since
------------                     ------------------------------                       -----
Armando Spaziani          Executive Vice President (since December 1996);           August 1994
                          Chief Operating Officer (since August 1994) and Vice
     66                   President of the Corporation (from August 1994 until
                          December 1996); Executive Vice President (since July
                          1995), Secretary (since September 1989), Treasurer
                          (from September 1989 until July 1995) and Director
                          (since September 1989) of Mechanical Associates,
                          Inc.; Director of Centrifugal Associates, Inc.
                          (since September 1995); Director of Centrifugal
                          Service, Inc. (since September 1995).

Ronald Fregara            Executive Vice President (since December 1996); Vice      August 1994
                          President of the Corporation (from August 1994 until
     48                   December 1996); President (since July 1995), Vice
                          President (from September 1989 until July 1995) and
                          Director (since September 1989) of Mechanical
                          Associates, Inc.; Director of Centrifugal
                          Associates, Inc. (since September 1995); Director of
                          Centrifugal Service, Inc. (since September 1995).

Gary DeLuca               Independent management consultant to various              August 1994
                          enterprises (since 1989); President and Director of
     43                   Dollar Time, Inc., a retail company (from January
                          1993 until December 1995); Director of Steve Madden,
                          Ltd. (from March 1994 until April 1996).

Michael J. Abatemarco     Practicing certified public accountant (since 1983)       October 1997
                          and attorney (since 1982) specializing in the areas
     41                   of real estate, taxation and business counselling;
                          associate professor of taxation, accounting and law
                          at Long Island University/C.W. Post campus (since
                          1985).


IT IS THE INTENTION OF THE PERSONS NAMED IN THE PROXY FORM TO VOTE SUCH PROXIES FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE. ALTHOUGH THE BOARD OF DIRECTORS DOES NOT CONTEMPLATE THAT ANY OF THE NOMINEES WILL BE UNABLE TO SERVE, SHOULD SUCH A SITUATION ARISE PRIOR TO THE MEETING, THE PROXIES WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS ACTING THEREUNDER.

                               SECURITY OWNERSHIP


The following table lists as of September 19, 1997, the number of shares of the Corporation's Common Stock beneficially owned by each of the directors, nominees for election as directors, each executive officer listed in the table under the caption "Executive Compensation", each person who is known by the Corporation to own beneficially more than five percent of the Corporation's Common Stock and by all directors and executive officers of the Corporation as a group. The following calculations were based upon 9,000,000 shares of the Company's Common Stock issued and outstanding as of September 19, 1997.

Name and Address(1)                No. of Shares                     % of Class
-------------------                -------------                     ----------
Elven M. Tangel(2)                     653,500                           7.26
Gregory Cuneo                          435,000                           4.83
Stephen J. Yager                       435,000                           4.83
Armando Spaziani                       156,600                           1.74
Ronald Fregara                         435,000                           4.83
Gary DeLuca                                 --                             --
Michael J. Abatemarco(3)               278,400                           3.09
All Officers and
  Directors as a
  Group (9 persons)(4)               3,203,500                          32.96

-----------
(1) Except as otherwise, shown, the address of each shareholder listed is in care of DualStar Technologies Corporation, 11-30 47th Avenue, Long Island City, New York 11101.

(2)  Includes 1,000 shares owned by Mr. Tangel's wife.

(3) Consists of 139,200 shares owned as Co-Trustee for each of the following two trusts: (i) F/B/O Joseph T. Spaziani et al.; (ii) F/B/O Anthony T. Spaziani et al.

(4) Includes beneficial ownership of 3,000 shares, options to acquire 675,000 shares and warrants to purchase 42,000 shares.

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Officers and directors are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Corporation and written representations from the Corporation's officers and directors, and without researching or making any inquiry regarding delinquent Section 16(a) filings, the Company believes that, during the fiscal year ended June 30, 1997, other than initial statements of beneficial ownership by the Chief Financial Officer and Chief Accounting Officer, all such reports were filed on a timely basis.

                       BOARD OF DIRECTORS AND COMMITTEES


Meetings and Attendance

During the fiscal year ended June 30, 1997, there was one meeting of the Board of Directors. The Board of Directors during such fiscal year acted by unanimous written consent four times. Mr. Drescher resigned from the Board of Directors effective September 12, 1997 and Mr. Abatemarco was duly elected to replace Mr. Drescher on October 2, 1997 on the Board of Directors as well as the Compensation, Stock Award and Audit Committees.

Compensation Committee

The members of the Compensation Committee are Messrs. Abatemarco and Yager. The Committee did not take action during the last fiscal year. The Committee makes bonus compensation determinations under the Employment Agreements described below under the caption "Employment Agreements" for the five key executives of the Corporation.

Stock Award Committee

The members of the Stock Award Committee are Messrs. Cuneo, Abatemarco and Yager. The Committee acted one time by unanimous written consent during the fiscal year. The Committee administers the Corporation's 1994 Stock Option Plan ("Plan"). Under the Plan, the Committee has plenary authority to grant "Awards" (as such term is defined in the Plan) to officers, employees and consultants of the Corporation or an "Affiliate" (as such term is defined in the Plan), and to determine the various terms and conditions of such Awards. The Committee also has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Audit Committee

The members of the Audit Committee are Messrs. DeLuca and Abatemarco. The Committee met once during the fiscal year. The Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the Board of Directors and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit; reviewing the Corporation's audited financial statements; and reviewing and approving the Corporation's internal accounting controls and discussing such controls with the independent accountants.

Remuneration of Directors

Each member of the Board of Directors is entitled to receive reasonable expenses incurred in attending meetings of the Board of Directors of the Corporation. No directors' fees were paid and no fees were paid for Committee meetings during the fiscal year ended June 30, 1997.

                             EXECUTIVE COMPENSATION


The Summary Compensation Table set forth below for the fiscal years ended June 30, 1997, 1996 and 1995 includes compensation information on the Chief Executive Officer of the Corporation and each of the Corporation's four most highly compensated executive officers whose salary in the last fiscal year exceeded $100,000.


Summary Compensation Table

                                                Annual Compensation
                                   --------------------------------------------
                                                                 Other Annual
Name and Principal Position        Year    Salary      Bonus    Compensation(1)
---------------------------        ----    ------      -----    ---------------
Elven M. Tangel, Chairman          1997   $150,000         $0       $15,639
  of the Board                     1996    150,000     15,000        23,550
                                   1995    148,400    117,500

Gregory Cuneo, President           1997   $150,000         $0       $ 7,187
  and Chief Executive              1996    150,000     15,000        14,477
  Officer                          1995    141,668     67,500

Stephen J. Yager, Executive        1997   $150,000         $0       $ 8,761
  Vice President and               1996    150,000     15,000        25,146
  Secretary                        1995    143,984    167,500


Armando Spaziani, Executive Vice   1997   $150,000         $0       $51,854
  President and Chief              1996    150,000     15,000        50,909
  Operating Officer                1995    141,668     67,500

Ronald Fregara,                    1997   $150,000         $0       $ 7,443
  Executive Vice President         1996    150,000     15,000        19,355
                                   1995    141,668     67,500
---------
(1) Includes the value of personal benefits, such as life insurance, disability insurance and automobile expenses, pursuant to each officer's employment agreement. For fiscal 1995, the value of these benefits did not exceed the disclosure threshold, which is based on a percentage of total annual compensation.

Employment Agreements

Effective August 1994, the Corporation entered into employment agreements ("Agreements") with Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara. The Agreements expired in August 1997. The Agreements provided for an additional three-year renewal following the expiration date, unless contrary notice was given by either party. The Agreements were renewed for an additional three years. Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara's current annual salaries under the Agreements are $150,000 each. The salaries under the Agreements may be increased to reflect annual cost of living increases and may be supplemented by discretionary merit and performance increases as determined by the Compensation Committee of the Corporation, except that during the first three years following February 1995, no executive's salary may exceed $150,000. Each is eligible to receive an annual bonus of up to 45% of the salary provided under their respective Agreements as determined by the Corporation's Compensation Committee.

The Agreements provide, among other things, for participation in an equitable manner in any profit-sharing or retirement plan for employees or executives and for participation in other employee benefits applicable to employees and executives of the Corporation. The Agreements provide that the Corporation will establish a performance incentive bonus plan providing each executive the opportunity to earn an annual bonus of up to five percent of the increase in the Corporation's pretax income, based upon the attainment of performance goals to be established by the Compensation Committee of the Corporation. The Agreements further provide for the use of an automobile and other fringe benefits commensurate with their duties and responsibilities. The Agreements also provide for benefits in the event of disability.

Pursuant to the Agreements, employment may be terminated by the Corporation with cause or by the executive with or without good reason. Termination by the Corporation without cause, or by the executive for good reason, would subject the Corporation to liability for liquidated damages in an amount equal to the terminated executive's current salary ($150,000) for the remainder of the scheduled term of employment and bonuses for the remainder of the scheduled term of employment based upon the prior year's annual bonus and the maximum incentive bonus payable. Such amounts shall be payable in equal monthly installments, without any set-off for compensation received from any new employment. In addition, the terminated executive would be entitled to continue to participate in and accrue benefits under all employee benefit plans and to receive supplemental retirement benefits to replace benefits under any qualified plan for the remaining term of the Agreements to the extent permitted by law.

Under the Agreements, the Corporation purchased insurance policies on the lives of Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara. The face amount of each policy is $1,000,000. The Corporation will pay the premiums under these policies, and a portion of the payment will be treated as taxable income to the insured executive. Upon the death of any of the insureds, the Corporation would be paid from the insurance proceeds an amount equal to the total premiums it paid under the policy, with the remaining proceeds to be paid to the deceased executive's designated beneficiary.

Stock Options

No stock options were granted to or exercised by any named executive officer during fiscal 1997. Moreover, no named executive officer currently holds any outstanding options.

Compensation Committee Interlocks

No Compensation Committee interlock relationships existed during the fiscal year ended June 30, 1997.

Board of Directors Report on Executive Compensation

Except as noted below, the Corporation's compensation policies are determined by its Board of Directors. The Corporation's executive compensation practices are designed to support its business goals of fostering profitable growth and increasing shareholder value. The Corporation seeks to align the interests of its executives and its stockholders through the use of stock-based compensation plans. To this end, the Corporation has adopted the 1994 Stock Option Plan and has provided that options to purchase an aggregate of 500,000 shares of the Corporation's Common Stock at the fair market value of such Stock at the date of grant will be awarded to the five key executives of the Corporation in respect of the following fiscal year if the specified pre-tax earnings target is met: fiscal year ending June 30, 1998 ($7.5 million). No options were granted to any named executive officer during fiscal 1997 as the applicable pretax earnings target ($5.0 million) was not met.

Insofar as compensation which is not stock based, as previously noted, the Corporation in August 1994 entered into the Agreements with Messrs. Tangel, Cuneo, Yager, Spaziani and Fregara described above under the subcaption "Employment Agreements". These Agreements were approved by the Board of Directors and entered into shortly after the formation of the Corporation in June 1994. The Agreements were subsequently renewed in August 1997. Therefore, executive compensation at this time is governed by the Agreements. The Board of Directors' determination as to the level of compensation under the Agreements was based upon the prior levels of compensation of the key executives and the Board's judgment that creating parity among the key executives would best serve the Corporation's business goals of fostering profitable growth and increasing stockholder value.

Under the Agreements, determination as to the amounts of bonus compensation to be awarded to the key executives has been delegated to the Compensation Committee of the Board of Directors. The Agreements provide that each of the key executives is entitled to receive an annual bonus of up to 45% of his annual salary (currently $150,000 in each case) or $67,500. Based on management's efforts to use capital to expand into new lines of business and increase shareholder value, no annual bonuses were awarded to such executives for fiscal year 1997. Consistent with the Board of Director's philosophy that achievement of the Corporation's business goals will be enhanced by maintaining compensation parity among the Corporation's key executives, no special award was made to Mr. Cuneo, the Corporation's Chief Executive Officer.

Under the Agreements, it is also contemplated that the Corporation will establish a performance incentive bonus plan which will provide each executive the opportunity to earn an annual bonus of up to five percent of the increase in the Corporation's pretax income, based upon the attainment of performance goals to be established by the Compensation Committee. Such an incentive bonus plan has not yet been adopted by the Board of Directors, but it is anticipated that the same will be adopted during the fiscal year ending June 30, 1998.

                                           Elven M. Tangel
                                           Gregory Cuneo
                                           Stephen J. Yager
                                           Armando Spaziani
                                           Ronald Fregara
                                           Gary DeLuca
                                           Michael J. Abatemarco

                               PERFORMANCE GRAPH


The line graph set forth below provides a comparison of the Corporation's cumulative total shareholder return on its Common Stock with the Russell 2000 Index and, as a Corporation, determined peer comparison with the Nasdaq Non-Financial Index. Such shareholder return is the sum of the dividends paid and the change in the market price of the stock.

                            [Insert Chart Provided]

                              CERTAIN TRANSACTIONS


In October 1995, the Corporation lent Stephen J. Drescher, a former Director of the Corporation, $73,406.00. The loan bore interest at the rate of 8.75 percent per annum and was collateralized by 65,250 shares of the Corporation's Common Stock. In September 1997, Mr. Drescher fully repaid the loan in the amount of $86,533.57.

A subsidiary of the Corporation leases shop and office space on a month-to-month basis from a company in which Messrs. Spaziani, Fregara and Cuneo each own a 20 percent interest. Rent expense for the year ended June 30, 1997 was $66,000.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors has appointed the firm of Grant Thornton LLP ("Grant Thornton") as independent certified public accountants for the 1998 fiscal year and recommends to shareholders ratification of such appointment. Grant Thornton served as principal accountant for the fiscal year most recently completed.

The appointment of the independent public accountants is approved annually by the Board of Directors, which reviews the qualifications of independent accountants and which reviews the audit scope, reasonableness of fees and also the types of nonaudit services for the coming year.

Although not required to do so, the Board of Directors is submitting the appointment of Grant Thornton for ratification by the shareholders. If this action were not ratified, the Board of Directors would reconsider its appointment. The affirmative vote of a majority of the shares of the Corporation's Common Stock represented at the annual meeting is required to ratify this appointment.

Representatives of Grant Thornton will be present at the annual meeting of shareholders and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.


                       DEADLINE FOR SHAREHOLDER PROPOSALS


Proposals of shareholders intended to be presented at the 1998 annual meeting to be included in the proxy material relating to that meeting must be received by the Corporation by June 4, 1998.


                      ANNUAL REPORT TO THE SEC; FORM 10-K


Shareholders may obtain without charge a copy of the Corporation's annual report to the United States Securities and Exchange Commission, on Form 10-K, by writing to DualStar Technologies Corporation, 11-30 47th Avenue, Long Island City, NY 11101, Attn: Investor Relations, or by visiting the Corporation's Web site (http://www.dualstar.com). Copies of exhibits may be obtained upon payment.

                                 OTHER MATTERS


The Board of Directors does not know of any matters to be brought before the meeting other than those referred to in the notice hereof. If any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy to vote such proxy in accordance with their judgment on such matters.


                                          By Order of the Board of Directors,


                                          Stephen J. Yager
                                          Secretary


October 16, 1997

                         DUALSTAR TECHNOLOGIES CORPORATION
                  PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS

	The undersigned hereby appoints Elven M. Tangel, Gregory Cuneo and Stephen J. Yager as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse hereof, all shares of Common Stock of DualStar Technologies Corporation (the "Company") held of record by the undersigned on September 19, 1997, at the Annual Meeting of Shareholders to be held on November 12, 1997, or any adjournment thereof, upon all such matters as may properly come before the Meeting.

          (THE PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                       ANNUAL MEETING OF SHAREHOLDERS
                     DUALSTAR TECHNOLOGIES CORPORATION

                             NOVEMBER 12, 1997





              | PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED |





[X]  Please mark your
     votes as in this
     example.


                        WITHHOLD AUTHORITY
                         to vote for all
                         nominees listed
                FOR         at right
1. ELECTION     [ ]           [ ]             Nominees: Michael J. Abatemarco
   OF                                                   Gregory Cuneo
   DIRECTORS                                            Gary DeLuca
                                                        Ronald Fregara
For all nominees listed (except as marked to            Armando Spaziani
the contrary below)                                     Elven M. Tangel
--------------------------------------------            Stephen J. Yager



                                                              |
                                                              |
                                                              |__________



                                                       FOR   AGAINST  ABSTAIN
2. Ratification of appointment of Grant Thornton LLP   [ ]     [ ]       [ ]
   to serve as the Company's independent accountants for the fiscal year ending June 30, 1998. (The
   Board of Directors recommends a vote "FOR" ratification.)

3. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED "FOR"
ITEM 1 AND "FOR" ITEM 2.

SHAREHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            If you plan to attend     [ ]
                                              the Annual Meeting,
                                           place an X in this box





SIGNATURE _______________ DATE _________ SIGNATURE ______________ DATE ________

NOTE: Please sign exactly as name or names appear on stock certificate as indicated hereon. Joint owners should each sign. When signing as attorney, executor, administrator or guardian, please give full title as such.